Exhibit 24.2

POWER OF ATTORNEY

        I, Susan C. Schnabel, the undersigned director of The Neiman Marcus Group, Inc., do hereby constitute and appoint Nelson A. Bangs and James E. Skinner, or any of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as a director and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for me in my name in the capacity indicated below, any and all amendments (including post-effective amendments) hereto and I do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney has been signed by the following persons in the capacities indicated on the 22nd day of September, 2011.

Signature	Capacity	Date

/s/ Susan C. Schnabel	Director	September 22, 2011
Susan C. Schnabel

POWER OF ATTORNEY

          I, Susan C. Schnabel, the undersigned director of Neiman Marcus, Inc., do hereby constitute and appoint Nelson A. Bangs and James E. Skinner, or any of them, my true and lawful attorneys and agents, to do any and all acts and things in my name and on my behalf in my capacity as a director and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for me in my name in the capacity indicated below, any and all amendments (including post-effective amendments) hereto and I do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and power of attorney has been signed by the following persons in the capacities indicated on the 22nd day of September, 2011.

Signature	Capacity	Date

/s/ Susan C. Schnabel	Director	September 22, 2011
Susan C. Schnabel